Exhibit 99.2

Supplemental Financial Information
First Quarter 2012

Table of Contents	PRIMERICA, INC.
Financial Supplement

This document may contain forward-looking statements and information. Additional information on factors that could cause results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2011.

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Preface	PRIMERICA, INC.
Financial Supplement

FIRST QUARTER 2012

This document is a financial supplement to our first quarter 2012 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for two different purposes, as follows:

●
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”) and the impact of realized investment gains and losses.  For periods which include the first quarter of 2011, operating adjustments exclude the impact of certain reinsurance recoveries which previously had not been recognized due to the uncertain nature of their recovery.

●	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Effective January 1, 2012, we adopted ASU 2010-26 Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts and no longer defer certain indirect acquisition costs or costs attributable to unsuccessful efforts of acquiring life insurance policies.  We adopted this accounting policy change retrospectively and, accordingly, our historical results have been adjusted to reflect all results on a consistent basis across all periods presented.  See the table below for the impact on key metrics.

During the first quarter 2012, we closed a redundant reserve financing transaction. In connection with this transaction, we formed Peach Re, Inc. (Peach Re), a special purpose financial captive insurance company and indirect wholly owned subsidiary of the company.  In March 2012, Peach Re entered into a letter of credit facility with Deutsche Bank AG New York Branch with a term of approximately 14 years for a maximum amount of $510 million to support certain of its obligations for a portion of the reserves (commonly referred to as Regulation XXX reserves) related to level premium term life insurance policies ceded to Peach Re by Primerica Life under a new coinsurance agreement.  In connection with this transaction, Primerica Life Insurance Company (PLIC) obtained regulatory approval for the March 2012 payment of an extraordinary dividend of $150 million to Primerica, Inc.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

ASU 2010-26 Implementation Impact Reconciliations
(Unaudited – in thousands, except per-share data)

December 31,
2011
Stockholders' equity prior to implementation	$1,422,641
Adjustment for the adoption of ASU 2010-26	(95,991)
Stockholders' equity upon adoption	$1,326,650

Three months
ended March 31,
2011
Net income as originally reported	$52,467
Adjustment for the adoption of ASU 2010-26	(5,196)
Net income as revised for the adoption of ASU 2010-26	$47,271

Diluted earnings per share as originally reported	$0.68
Adjustment for the adoption of ASU 2010-26	(0.06)
Diluted earnings per share as revised for the adoption of ASU 2010-26	$0.62

Diluted operating earnings per share as originally reported	$0.63
Adjustment for the adoption of ASU 2010-26	(0.06)
Diluted operating earnings per share as revised for the adoption of ASU 2010-26	$0.57

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Condensed Balance Sheets and Reconciliation of Balance Sheet to Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	Mar 31, 2011	Jun 30, 2011	Sep 30, 2011	Dec 31, 2011	Mar 31, 2012
Condensed Balance Sheets
Assets:
Investments and cash	$2,330,098	$2,297,013	$2,319,873	$2,157,582	$2,167,231
Due from reinsurers	3,769,599	3,793,995	3,818,759	3,855,318	3,895,162
Deferred policy acquisition costs	786,055	833,784	864,623	904,485	948,087
Other assets	582,079	567,482	586,647	525,836	522,123
Separate account assets	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313
Total assets	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917

Liabilities:
Future policy benefits	$4,470,185	$4,532,615	$4,557,535	$4,614,860	$4,676,374
Other policy liabilities	604,487	588,202	589,826	589,542	606,793
Income taxes	100,666	84,859	87,950	81,316	88,503
Other liabilities	396,195	363,181	389,319	381,495	331,112
Note payable	300,000	300,000	300,000	300,000	300,000
Payable under securities lending	186,089	163,342	185,483	149,358	142,507
Separate account liabilities	2,582,881	2,544,429	2,276,705	2,408,598	2,541,313
Total liabilities	8,640,502	8,576,628	8,386,817	8,525,169	8,686,602
Stockholders’ equity:
Common stock ($0.01 par value) (1)	732	736	737	649	653
Paid-in capital	1,016,973	1,021,338	1,026,265	835,232	842,613
Retained earnings	240,739	276,089	308,912	344,104	383,847
Treasury stock	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981
Cumulative translation adjustment	57,498	58,541	46,982	51,248	54,584
Total stockholders’ equity	1,410,210	1,460,076	1,479,790	1,326,650	1,387,314
Total liabilities and stockholders' equity	$10,050,712	$10,036,703	$9,866,607	$9,851,820	$10,073,917

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,315,943	$1,356,704	$1,382,895	$1,231,233	$1,281,697
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	96,542	105,646	99,257	97,082	107,598
Net unrealized investment losses other-than-temporarily impaired	(2,275)	(2,275)	(2,363)	(1,665)	(1,981)
Total reconciling items	94,268	103,372	96,894	95,417	105,617
Total stockholders’ equity	$1,410,210	$1,460,076	$1,479,790	$1,326,650	$1,387,314

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$738,946	$786,055	$833,784	$864,623	$904,485
General expenses deferred	7,381	8,410	7,625	7,754	7,003
Commission costs deferred	56,822	62,091	61,785	58,793	60,116
Amortization of deferred policy acquisition costs	(23,229)	(23,975)	(26,645)	(30,185)	(26,531)
Foreign currency impact and other, net	6,135	1,203	(11,927)	3,501	3,015
Balance, end of period	$786,055	$833,784	$864,623	$904,485	$948,087

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC.
Financial Supplement

	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	YOY Q1
(Dollars in thousands, except per-share data)						Change	% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	(7,538,446)	-10.4%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$(5,516)	-11.7%
Less income attributable to unvested participating securities	(1,895)	(1,097)	(988)	(1,111)	(1,357)	538	28.4%
Net income used in computing basic EPS	$45,377	$36,523	$34,108	$36,094	$40,400	$(4,978)	-11.0%
Basic earnings per share	$0.62	$0.50	$0.46	$0.52	$0.62	$(0.00)	-0.7%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$(1,065)	-2.5%
Less operating income attributable to unvested participating securities	(1,741)	(1,126)	(1,051)	(1,094)	(1,377)	364	20.9%
Net operating income used in computing basic operating EPS	$41,700	$37,467	$36,250	$35,558	$41,000	$(701)	-1.7%
Basic operating income per share	$0.57	$0.51	$0.49	$0.51	$0.63	$0.06	9.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	72,671,481	73,457,333	73,658,253	69,366,432	65,133,035	(7,538,446)	-10.4%
Dilutive impact of warrants	1,154,597	743,814	541,184	802,787	1,141,687	(12,910)	-1.1%
Shares used to calculate diluted EPS	73,826,078	74,201,147	74,199,437	70,169,219	66,274,722	(7,551,356)	-10.2%

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$(5,516)	-11.7%
Less income attributable to unvested participating securities	(1,867)	(1,087)	(982)	(1,099)	(1,335)	531	28.5%
Net income used in computing diluted EPS	$45,405	$36,533	$34,115	$36,105	$40,421	$(4,984)	-11.0%
Diluted earnings per share	$0.62	$0.49	$0.46	$0.51	$0.61	$(0.01)	-0.8%

Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$(1,065)	-2.5%
Less operating income attributable to unvested participating securities	(1,715)	(1,115)	(1,044)	(1,083)	(1,355)	360	21.0%
Net operating income used in computing diluted operating EPS	$41,726	$37,477	$36,257	$35,570	$41,022	$(704)	-1.7%
Diluted operating income per share	$0.57	$0.51	$0.49	$0.51	$0.62	$0.05	9.5%

	Q1 2011		Q2 2011		Q3 2011		Q4 2011		Q1 2012		YOY Q1
											Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,383,369		$1,435,143		$1,469,933		$1,403,220		$1,356,982		$(26,387)	-1.9%
Average adjusted stockholders' equity	$1,288,212		$1,336,324		$1,369,800		$1,307,064		$1,256,465		$(31,746)	-2.5%

Net income return on stockholders' equity	13.7%		10.5%		9.6%		10.6%		12.3%		-1.4%	nm
Net income return on adjusted stockholders' equity	14.7%		11.3%		10.2%		11.4%		13.3%		-1.4%	nm

Net operating income return on adjusted stockholders' equity	13.5%		11.6%		10.9%		11.2%		13.5%		0.0%	nm

Capital Structure
Debt-to-capital (1)	17.5%		17.0%		16.9%		18.4%		17.8%		0.2%	nm

Cash and invested assets to stockholders' equity	1.7	x	1.6	x	1.6	x	1.6	x	1.6	x	(0.1x )	nm
Cash and invested assets to adjusted stockholders' equity	1.8	x	1.7	x	1.7	x	1.8	x	1.7	x	(0.1x )	nm

Share count, end of period (2)	73,187,837		73,603,111		73,740,120		64,882,643		65,303,547		(7,884,290)	-10.8%
Adjusted stockholders' equity per share	$17.98		$18.43		$18.75		$18.98		$19.63		$1.65	9.2%

Financial Strength Ratings - Primerica Life Insurance Company
Moody's	na		A2		A2		A2		A2		nm	nm
S&P	AA-		AA-		AA-		AA-		AA-		nm	nm
A.M. Best	A+		A+		A+		A+		A+		nm	nm
Fitch	A+		A+		A+		A+		A+		nm	nm

Holding Company Senior Debt Ratings
Moody's	na		Baa2		Baa2		Baa2		Baa2		nm	nm
S&P	na		A-		A-		A-		A-		nm	nm
A.M. Best	na		a-		a-		a-		a-		nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC.
Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$552,069	$560,881	$560,739	$555,778	$561,037	$8,968	1.6%
Ceded premiums	(422,238)	(435,564)	(425,643)	(419,630)	(418,163)	4,074	1.0%
Net premiums	129,831	125,317	135,096	136,148	142,874	13,042	10.0%
Net investment income	28,626	27,229	27,103	25,644	26,097	(2,529)	-8.8%
Commissions and fees:
Sales-based (1)	43,128	44,904	42,244	40,086	44,467	1,339	3.1%
Asset-based (2)	44,825	45,348	41,996	40,889	43,722	(1,104)	-2.5%
Account-based (3)	10,432	11,811	10,140	9,615	9,373	(1,059)	-10.1%
Other commissions and fees	7,731	6,635	6,502	6,693	6,343	(1,388)	-18.0%
Realized investment (losses) gains	327	2,035	(178)	4,256	2,132	1,805	nm
Other, net	11,452	11,816	12,887	12,526	11,594	142	1.2%
Total revenues	276,352	275,095	275,790	275,855	286,601	10,250	3.7%
Benefits and expenses:
Benefits and claims	57,635	57,272	64,101	63,688	67,933	10,299	17.9%
Amortization of DAC	23,229	23,975	26,645	30,185	26,531	3,302	14.2%
Insurance commissions	8,998	9,532	10,536	9,553	8,496	(501)	-5.6%
Insurance expenses	15,798	26,988	22,133	24,273	22,444	6,646	42.1%
Sales commissions:
Sales-based (1)	30,553	31,389	29,640	26,805	31,600	1,047	3.4%
Asset-based (2)	15,451	15,111	13,805	13,534	14,745	(706)	-4.6%
Other sales commissions	4,434	3,774	3,692	3,534	3,371	(1,062)	-24.0%
Interest expense	6,997	6,998	7,000	6,973	6,910	(87)	-1.2%
Other operating expenses	40,001	41,590	42,732	40,630	41,104	1,102	2.8%
Total benefits and expenses	203,095	216,630	220,285	219,175	223,135	20,040	9.9%
Income before income taxes	73,256	58,465	55,505	56,681	63,466	(9,791)	-13.4%
Income taxes	25,985	20,845	20,409	19,477	21,709	(4,275)	-16.5%
Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$(5,516)	-11.7%

Income Before Income Taxes by Segment
Term Life	$49,716	$36,027	$39,663	$37,045	$44,283	$(5,432)	-10.9%
Investment & Savings Products	31,039	30,470	26,746	28,821	28,869	(2,169)	-7.0%
Corporate & Other Distributed Products	(7,498)	(8,032)	(10,903)	(9,185)	(9,687)	(2,189)	-29.2%
Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$(9,791)	-13.4%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC.
Financial Supplement

						YOY Q1
	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	$ Change	% Change
(Dollars in thousands)
Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$267,296	$273,060	$275,968	$271,600	$284,469	$17,173	6.4%

Operating revenues reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	nm	nm
Total operating revenues reconciling items	9,056	2,035	(178)	4,256	2,132	nm	nm

Total revenues	$276,352	$275,095	$275,790	$275,855	$286,601	$10,250	3.7%

Reconciliation from Operating Income Before Income Taxes to Income Before Income Taxes
Operating income before income taxes	$67,321	$59,976	$58,992	$55,840	$64,409	$(2,912)	-4.3%

Operating income before income taxes reconciling items:
Realized investment gains/losses	327	2,035	(178)	4,256	2,132	nm	nm
Ceded premiums - reinsurance recoveries	8,729	—	—	—	—	nm	nm
Initial & accelerated management / field grant expense	(3,120)	(3,546)	(3,309)	(3,415)	(3,075)	nm	nm
Total operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	nm	nm

Income before income taxes	$73,256	$58,465	$55,505	$56,681	$63,466	$(9,791)	-13.4%

Reconciliation from Net Operating Income to Net Income
Net operating income	$43,441	$38,592	$37,301	$36,652	$42,377	$(1,065)	-2.5%

Net operating income reconciling items:
Operating income before income taxes reconciling items	5,936	(1,510)	(3,487)	841	(943)	nm	nm
Tax impact of operating income reconciling items at effective tax rate	(2,105)	539	1,282	(289)	323	nm	nm
Total net operating income reconciling items	3,830	(972)	(2,205)	552	(621)	nm	nm

Net income	$47,272	$37,620	$35,096	$37,204	$41,756	$(5,516)	-11.7%

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Segment Operating Results	PRIMERICA, INC.
Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$9,990	1.9%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	12,822	3.0%
Net premiums	104,786	108,393	117,760	120,973	127,598	22,812	21.8%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	865	5.5%
Other, net	7,653	7,580	8,289	8,144	7,547	(106)	-1.4%
Operating revenues	128,233	131,641	141,713	144,678	151,805	23,571	18.4%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	10,158	21.5%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	3,806	18.9%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	(486)	-12.0%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	6,884	53.6%
Interest expense	2,872	2,873	2,875	2,848	2,785	(87)	-3.0%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	20,275	23.2%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$3,296	8.0%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$1,339	3.1%
Asset-based	44,825	45,348	41,996	40,889	43,722	(1,104)	-2.5%
Account-based	10,432	11,811	10,140	9,615	9,373	(1,059)	-10.1%
Other, net	2,461	2,522	3,105	3,196	2,572	110	4.5%
Operating revenues	100,846	104,586	97,485	93,786	100,133	(713)	-0.7%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	438	15.7%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	9	0.4%
Sales commissions:
Sales-based	30,553	31,389	29,640	26,805	31,600	1,047	3.4%
Asset-based	15,451	15,111	13,805	13,534	14,745	(706)	-4.6%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	668	3.5%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	1,457	2.1%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$(2,169)	-7.0%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$19,902	$20,597	$21,046	$18,328	$18,880	$(1,022)	-5.1%
Ceded premiums	(3,585)	(3,674)	(3,710)	(3,153)	(3,604)	(19)	-0.5%
Net premiums	16,317	16,924	17,336	15,174	15,276	(1,041)	-6.4%

Allocated net investment income	12,831	11,560	11,439	10,083	9,437	(3,394)	-26.5%
Commissions and fees:
Loans	1,528	1,202	1,126	1,134	913	(615)	-40.3%
DebtWatchers	1,071	805	840	791	717	(354)	-33.1%
Prepaid Legal Services	2,619	2,345	2,329	2,321	2,289	(331)	-12.6%
Auto and Homeowners Insurance	1,687	1,507	1,427	1,606	1,689	2	0.1%
Long-Term Care Insurance	825	775	764	835	724	(102)	-12.3%
Other sales commissions	1	0	16	5	12	11	nm
Other, net	1,337	1,715	1,493	1,186	1,475	138	10.3%
Operating revenues	38,216	36,833	36,770	33,136	32,531	(5,685)	-14.9%
Benefits and expenses:
Benefits and claims	10,284	13,352	12,034	9,867	10,424	140	1.4%
Amortization of DAC	317	330	322	1,110	(625)	(942)	nm
Insurance commissions	2,794	1,867	2,626	3,084	2,770	(24)	-0.9%
Insurance expenses	2,965	3,381	2,947	4,851	2,727	(238)	-8.0%
Sales commissions	4,434	3,774	3,692	3,534	3,371	(1,062)	-24.0%
Interest expense	4,125	4,125	4,125	4,125	4,125	—	nm
Other operating expenses	18,003	16,525	18,440	16,591	18,482	479	2.7%
Operating benefits and expenses	42,922	43,354	44,186	43,162	41,275	(1,647)	-3.8%
Operating income before income taxes	$(4,705)	$(6,521)	$(7,416)	$(10,026)	$(8,744)	$(4,039)	-85.8%

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Term Life Insurance - Financial Results	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)						YOY Q1
Term Life Insurance Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	$ Change	% Change
Revenues:
Direct premiums	$532,167	$540,283	$539,693	$537,450	$542,157	$9,990	1.9%
Ceded premiums	(427,382)	(431,890)	(421,933)	(416,477)	(414,559)	12,822	3.0%
Net premiums	104,786	108,393	117,760	120,973	127,598	22,812	21.8%
Allocated net investment income	15,794	15,669	15,664	15,560	16,659	865	5.5%
Other, net	7,653	7,580	8,289	8,144	7,547	(106)	-1.4%
Operating revenues	128,233	131,641	141,713	144,678	151,805	23,571	18.4%
Benefits and expenses:
Benefits and claims	47,351	43,921	52,067	53,820	57,509	10,158	21.5%
Amortization of DAC	20,127	19,894	22,289	27,163	23,933	3,806	18.9%
Insurance commissions	4,063	5,320	5,633	4,380	3,577	(486)	-12.0%
Insurance expenses	12,833	23,607	19,186	19,421	19,717	6,884	53.6%
Interest expense	2,872	2,873	2,875	2,848	2,785	(87)	-3.0%
Operating benefits and expenses	87,246	95,615	102,050	107,633	107,521	20,275	23.2%
Operating income before income taxes	$40,987	$36,027	$39,663	$37,045	$44,283	$3,296	8.0%

New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$46,771	$56,581	$64,655	$71,240	$79,146	$32,375	69.2%
Ceded premiums	(8,075)	(9,320)	(8,513)	(8,753)	(13,012)	(4,937)	-61.1%
Net premiums	38,697	47,261	56,142	62,487	66,134	27,438	70.9%
Allocated net investment income	630	722	986	1,195	1,302	672	106.6%
Other, net	7,614	7,605	8,287	8,151	7,501	(113)	-1.5%
Operating revenues	46,941	55,588	65,415	71,833	74,938	27,997	59.6%
Benefits and expenses:
Benefits and claims	14,002	17,380	21,086	23,261	25,056	11,054	78.9%
Amortization of DAC	9,249	8,324	11,193	14,893	14,674	5,425	58.7%
Insurance commissions	3,737	5,052	5,366	4,123	3,364	(372)	-10.0%
Insurance expenses	21,976	32,353	28,054	28,915	28,133	6,157	28.0%
Interest expense	—	—	—	—	—	—	nm
Operating benefits and expenses	48,963	63,109	65,700	71,193	71,227	22,263	45.5%
Operating income before income taxes	$(2,023)	$(7,520)	$(284)	$640	$3,711	$5,734	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (2)
Revenues:
Direct premiums	$485,396	$483,702	$475,038	$466,211	$463,011	$(22,385)	-4.6%
Ceded premiums	(419,307)	(422,570)	(413,421)	(407,724)	(401,548)	17,759	4.2%
Net premiums	66,089	61,132	61,618	58,487	61,464	(4,626)	-7.0%
Allocated net investment income	15,164	14,947	14,678	14,365	15,357	193	1.3%
Other, net	39	(26)	2	(7)	46	7	17.3%
Operating revenues	81,293	76,053	76,298	72,845	76,867	(4,426)	-5.4%
Benefits and expenses:
Benefits and claims	33,349	26,541	30,981	30,560	32,453	(896)	-2.7%
Amortization of DAC	10,878	11,571	11,096	12,270	9,259	(1,619)	-14.9%
Insurance commissions	327	268	267	257	213	(114)	-34.9%
Insurance expenses	9,366	9,466	9,014	7,989	9,162	(203)	-2.2%
Insurance expense allowance	(18,508)	(18,212)	(17,883)	(17,483)	(17,579)	929	5.0%
Interest expense	2,872	2,873	2,875	2,848	2,785	(87)	-3.0%
Operating benefits and expenses	38,283	32,506	36,351	36,441	36,294	(1,989)	-5.2%
Operating income before income taxes	$43,010	$43,547	$39,947	$36,405	$40,573	$(2,437)	-5.7%

(1)	Represents results associated with business written subsequent to the 2010 Citi reinsurance transactions.
(2)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 16

Term Life Insurance - Key Statistics and Financial Analysis	PRIMERICA, INC.
Financial Supplement

						YOY Q1
(Dollars in thousands, except as noted)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	94,850	92,212	90,519	91,970	91,176	(3,674)	-3.9%
New life-licensed representatives	7,145	8,061	10,334	8,171	7,650	505	7.1%
Non-renewal and terminated representatives	(9,783)	(9,754)	(8,883)	(8,965)	(9,175)	608	6.2%
Life-insurance licensed sales force, end of period	92,212	90,519	91,970	91,176	89,651	(2,561)	-2.8%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$41.1	$47.5	$50.1	$48.9	$44.7	$3.6	8.8%
Additions and increases in premium	10.4	11.4	11.5	11.6	10.7	0.3	2.9%
Total estimated annualized issued term life premium	$51.5	$58.9	$61.7	$60.4	$55.4	$3.9	7.6%

Issued term life policies	51,281	59,826	65,067	61,361	56,145	4,864	9.5%
Estimated average annualized issued term life premium per policy (1)(2)	$802	$794	$771	$796	$797	$(5)	-0.6%

Term life face amount in-force, beginning of period ($mills)	$656,791	$658,523	$663,617	$666,182	$664,955	$8,164	1.2%
Issued term life face amount (3)	16,735	18,974	18,885	18,552	16,983	248	1.5%
Terminated term life face amount	(17,247)	(14,724)	(16,221)	(18,760)	(16,307)	939	5.4%
Foreign currency impact, net	2,244	843	(98)	(1,019)	(1,208)	(3,452)	nm
Term life face amount in-force, end of period	$658,523	$663,617	$666,182	$664,955	$664,423	$5,900	0.9%

New Term Life Insurance - Financial Analysis

Direct premium	$46,771	$56,581	$64,655	$71,240	$79,146	32,375	69.2%

New term life operating income before income taxes	$(2,023)	$(7,520)	$(284)	$640	$3,711	5,734	nm
% of direct premium	-4.3%	-13.3%	-0.4%	0.9%	4.7%	nm	nm

Benefits & expenses, net (4)	$35,063	$40,076	$46,158	$51,030	$56,105	21,043	60.0%
% of direct premium	75.0%	70.8%	71.4%	71.6%	70.9%	nm	nm

Insurance expenses, net (5)	$14,362	$24,747	$19,768	$20,764	$20,632	6,270	43.7%
% of direct premium	30.7%	43.7%	30.6%	29.1%	26.1%	nm	nm

Legacy Term Life Insurance - Financial Analysis

Direct premium	$485,396	$483,702	$475,038	$466,211	$463,011	(22,385)	-4.6%

Legacy term life operating income before income taxes	$43,010	$43,547	$39,947	$36,405	$40,573	(2,437)	-5.7%
% of direct premium	8.9%	9.0%	8.4%	7.8%	8.8%	nm	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders
(4)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(5)	Insurance expenses, net - insurance expenses, net of other net revenues

10 of 16

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands, except as noted)						YOY Q1
Investment & Savings Products Operating Income Before Income Taxes	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$43,128	$44,904	$42,244	$40,086	$44,467	$1,339	3.1%
Asset-based	44,825	45,348	41,996	40,889	43,722	(1,104)	-2.5%
Account-based	10,432	11,811	10,140	9,615	9,373	(1,059)	-10.1%
Other, net	2,461	2,522	3,105	3,196	2,572	110	4.5%
Operating revenues	100,846	104,586	97,485	93,786	100,133	(713)	-0.7%
Benefits and expenses:
Amortization of DAC	2,785	3,751	4,034	1,913	3,223	438	15.7%
Insurance commissions	2,140	2,344	2,277	2,089	2,149	9	0.4%
Sales commissions:
Sales-based	30,553	31,389	29,640	26,805	31,600	1,047	3.4%
Asset-based	15,451	15,111	13,805	13,534	14,745	(706)	-4.6%
Other operating expenses	18,878	21,519	20,984	20,624	19,547	668	3.5%
Operating benefits and expenses	69,807	74,115	70,740	64,964	71,264	1,457	2.1%
Operating income before income taxes	$31,039	$30,470	$26,746	$28,821	$28,869	$(2,169)	-7.0%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$646.0	$603.1	$498.3	$482.5	$611.9	$(34.1)	-5.3%
Variable Annuities and other	344.6	458.0	483.4	388.4	428.9	84.3	24.5%
Total sales-based revenue generating product sales	990.6	1,061.1	981.7	870.9	1,040.8	50.2	5.1%
Managed Mutual Funds	—	0.2	11.8	16.6	23.1	23.1	nm
Segregated Funds	123.1	74.2	66.6	68.4	123.7	0.7	0.5%
Total product sales	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7	$74.0	6.6%

Client asset values, beginning of period ($mills)	$34,869	$36,187	$36,020	$31,623	$33,664	$(1,205)	-3.5%
Inflows	1,114	1,136	1,060	956	1,188	74	6.6%
Outflows (1)	(1,083)	(1,118)	(1,091)	(983)	(1,233)	(150)	-13.8%
Net flows	31	18	(31)	(27)	(45)	(76)	nm
Change in market value, net and other (2)	1,288	(185)	(4,365)	2,068	2,660	1,372	nm
Client asset values, end of period	$36,187	$36,020	$31,623	$33,664	$36,279	$91	0.3%

Average client asset values ($mills)
Retail Mutual Funds	$24,882	$25,330	$23,500	$22,583	$23,694	$(1,188)	-4.8%
Managed Mutual Funds	—	0	21	104	212	212	nm
Variable Annuities and other	8,242	8,588	8,192	8,083	8,717	475	5.8%
Segregated Funds	2,477	2,545	2,479	2,454	2,499	21	0.9%
Total	$35,602	$36,463	$34,192	$33,224	$35,122	$(480)	-1.3%

Average number of fee-generating accounts (thous) (3)	2,662	2,611	2,626	2,611	2,584	(78)	-2.9%

Financial Analysis

Sales-based net revenue as % of sales (4)	1.27%	1.27%	1.28%	1.53%	1.24%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.07%	0.06%	0.07%	0.07%	nm	nm

Account-based revenue per average fee generating account (6)	$3.92	$4.52	$3.86	$3.68	$3.63	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

11 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC.
Financial Supplement

	As of or for the period ended March 31, 2012
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$155,536	$155,536	$—	7.3%	7.9%

Fixed Income:
Treasury	38,401	34,601	3,800	1.8%	1.8%	3.03%	AAA
Government	116,610	101,785	14,826	5.4%	5.2%	4.71%	AA
Tax-Exempt Municipal	7,068	6,645	423	0.3%	0.3%	3.32%	AA-
Corporate	1,226,933	1,115,047	111,886	57.3%	56.6%	5.80%	BBB+
Mortgage-Backed	255,367	234,480	20,887	11.9%	11.9%	5.47%	AA+
Asset-Backed	53,155	54,638	(1,482)	2.5%	2.8%	1.41%	AA
CMBS	125,899	118,821	7,078	5.9%	6.0%	4.94%	AAA
Private	118,962	112,732	6,230	5.6%	5.7%	5.79%	BBB
Redeemable Preferred	869	1,389	(519)	0.0%	0.1%	45.71%	A-
Convertible	11,040	10,564	477	0.5%	0.5%	3.60%	A
Total Fixed Income	1,954,306	1,790,701	163,605	91.3%	90.9%	5.46%	A

Equities:
Perpetual Preferred	3,507	3,085	422	0.2%	0.2%
Common Stock	11,519	8,546	2,974	0.5%	0.4%
Mutual Fund	7,781	4,153	3,628	0.4%	0.2%
Other	8,894	8,894	0	0.4%	0.5%
Total Equities	31,702	24,678	7,024	1.5%	1.3%

Total Invested Assets	$2,141,544	$1,970,915	$170,629	100.0%	100.0%
		OK
Corporate Portfolio by Sector

Banking	$120,533	$114,494	$6,040	9.8%	10.3%
Basic Industry	93,432	84,257	9,175	7.6%	7.6%
Brokerage	17,413	15,704	1,709	1.4%	1.4%
Capital Goods	74,024	66,607	7,417	6.0%	6.0%
Communications	88,130	80,203	7,926	7.2%	7.2%
Consumer Cyclical	52,204	47,879	4,325	4.3%	4.3%
Consumer Non-Cyclical	147,058	130,243	16,815	12.0%	11.7%
Electric	121,011	106,037	14,974	9.9%	9.5%
Energy	84,588	75,908	8,680	6.9%	6.8%
Finance Companies	26,241	22,754	3,487	2.1%	2.0%
Financial Other	13,021	12,462	559	1.1%	1.1%
Industrial Other	34,263	31,279	2,984	2.8%	2.8%
Insurance	98,953	90,880	8,073	8.1%	8.2%
Natural Gas	62,071	56,201	5,870	5.1%	5.0%
REITs	113,413	106,256	7,156	9.2%	9.5%
Technology	59,563	55,073	4,489	4.9%	4.9%
Transportation	14,815	12,826	1,989	1.2%	1.2%
Utility Other	6,201	5,983	218	0.5%	0.5%
Total Corporate portfolio	$1,226,933	$1,115,047	$111,886	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$182,894	$180,486	$2,407	9.4%	10.1%	4.13%
1-2 Yrs.	278,342	262,154	16,188	14.2%	14.6%	5.69%
2-5 Yrs.	702,523	648,228	54,295	35.9%	36.2%	5.27%
5-10 Yrs.	733,986	652,099	81,887	37.6%	36.4%	5.86%
> 10 Yrs.	56,561	47,733	8,829	2.9%	2.7%	6.40%
Total Fixed Income	$1,954,306	$1,790,701	$163,605	100.0%	100.0%	5.46%	OK

Duration

Fixed Income portfolio duration	3.7	years

12 of 16

Investment Portfolio - Quality Ratings As of March 31, 2012	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$413,622	23.1%
AA	151,508	8.5%
A	416,351	23.3%
BBB	695,257	38.8%
Below Investment Grade	112,727	6.3%
NA	1,236	0.1%	OK
Total Fixed Income	$1,790,701	100.0%

	Amortized Cost	% of Total				Amortized Cost	% of Total
Corporate asset class:				Private asset class:
Rating				Rating
AAA	$350	0.0%		AAA		$222	0.2%
AA	73,846	6.6%		AA		6,458	5.7%
A	361,381	32.4%		A		13,017	11.5%
BBB	601,797	54.0%		BBB		75,428	66.9%
Below Investment Grade	76,624	6.9%		Below Investment Grade		17,607	15.6%
NA	1,049	0.1%	OK	NA		—	—
Total Corporate	$1,115,047	100.0%			Total Private	$112,732	100.0%

CMBS asset class:				Mortgage-Backed asset class:
Rating				Rating
AAA	$98,151	82.6%		AAA		$212,494	90.6%
AA	17,497	14.7%		AA		5,554	2.4%
A	1,572	1.3%		A		1,582	0.7%
BBB	1,284	1.1%		BBB		3,350	1.4%
Below Investment Grade	308	0.3%		Below Investment Grade		11,500	4.9%
NA	9	0.0%	OK	NA		—	—
Total CMBS	$118,821	100.0%			Total Mortgage-Backed	$234,480	100.0%

Asset-Backed asset class:				Treasury & Government asset classes:
Rating				Rating
AAA	$46,006	84.2%		AAA		$56,399	41.4%
AA	838	1.5%		AA		41,554	30.5%
A	1,135	2.1%		A		28,815	21.1%
BBB	—	—		BBB		9,619	7.1%
Below Investment Grade	6,658	12.2%		Below Investment Grade		—	—
NA	—	—	OK	NA		—	—
Total Asset-Backed	$54,638	100.0%			Total Treasury & Government	$136,386	100.0%

NAIC Designations

1	$850,668	53.0%
2	662,388	41.2%
3	60,513	3.8%
4	28,718	1.8%
5	1,548	0.1%
6	1,955	0.1%
U.S. Insurer Fixed Income (2)	1,605,790	100.0%
Other (3)	209,589
Cash and cash equivalents	155,536
Total Invested Assets	$1,970,915	OK

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

13 of 16

Investment Portfolio - Mortgage Backed Vintage Analysis As of March 31, 2012	PRIMERICA, INC.
Financial Supplement

(Dollars in thousands)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	Total
Commercial Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$45,421	$22,231	$4,003	$7,265	$566	$5,933	$683	$11,191	$858	$98,151
AA	7,245	10,251	—	—	—	—	—	—	—	17,497
A	1,000	—	200	—	—	—	—	—	372	1,572
BBB	1,284	—	—	—	—	—	—	—	—	1,284
BB	108	—	—	—	—	—	—	—	—	108
B	62	—	—	—	—	—	—	—	—	62
CCC and lower	95	53	—	—	—	—	—	—	—	148
Total	$55,215	$32,535	$4,203	$7,265	$566	$5,933	$683	$11,191	$1,231	$118,821
	46%	27%	4%	6%	0%	5%	1%	9%	1%	OK
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$1,767	$1,399	$650	$573	$8	$458	$6	$613	$2	$5,477
AA	418	681	—	—	—	—	—	—	—	1,099
A	(44)	—	12	—	—	—	—	—	27	(5)
BBB	(172)	—	—	—	—	—	—	—	—	(172)
BB	324	—	—	—	—	—	—	—	—	324
B	17	—	—	—	—	—	—	—	—	17
CCC and lower	23	315	—	—	—	—	—	—	—	338
Total	$2,333	$2,395	$662	$573	$8	$458	$6	$613	$30	$7,078

Prime Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$96,951	$19,424	$20,440	$33,623	$20,534	$240	$4,679	$12,387	$3,260	$211,537
AA	5,554	—	—	—	—	—	—	—	—	5,554
A	1,136	446	—	—	—	—	—	—	—	1,582
BBB	—	3,350	—	—	—	—	—	—	—	3,350
BB	523	2,612	—	—	—	—	—	—	—	3,135
B	—	896	—	—	—	—	—	—	—	896
CCC and lower	—	2,747	—	1,438	—	—	—	—	—	4,185
Total	$104,164	$29,474	$20,440	$35,061	$20,534	$240	$4,679	$12,387	$3,260	$230,238
	45%	13%	9%	15%	9%	0%	2%	5%	1%
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$10,605	$1,106	$2,387	$3,235	$2,422	$20	$240	$769	$151	$20,936
AA	144	—	—	—	—	—	—	—	—	144
A	8	4	—	—	—	—	—	—	—	12
BBB	—	(36)	—	—	—	—	—	—	—	(36)
BB	20	(128)	—	—	—	—	—	—	—	(108)
B	—	(0)	—	—	—	—	—	—	—	(0)
CCC and lower	—	(144)	—	27	—	—	—	—	—	(117)
Total	$10,777	$803	$2,387	$3,262	$2,422	$20	$240	$769	$151	$20,832

Alt-A Residential Mortgage-Backed Securities	Amortized Cost by Vintage
Current Rating:
AAA	$—	$957	$—	$—	$—	$—	$—	$—	$—	$957
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
BB	431	—	—	—	—	—	—	—	—	431
B	—	2,622	—	—	—	—	—	—	—	2,622
CCC and lower	—	231	—	—	—	—	—	—	—	231
Total	$431	$3,811	$—	$—	$—	$—	$—	$—	$—	$4,242
	10%	90%	0%	0%	0%	0%	0%	0%	0%
	Net Unrealized Gain/(Loss) by Vintage
Current Rating:
AAA	$—	$50	$—	$—	$—	$—	$—	$—	$—	$50
AA	—	—	—	—	—	—	—	—	—	—
A	—	—	—	—	—	—	—	—	—	—
BBB	—	—	—	—	—	—	—	—	—	—
BB	18	—	—	—	—	—	—	—	—	18
B	—	2	—	—	—	—	—	—	—	2
CCC and lower	—	(15)	—	—	—	—	—	—	—	(15)
Total	$18	$37	$—	$—	$—	$—	$—	$—	$—	$55

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC.
Financial Supplement

						YOY Q1
(Dollars in thousands)	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$29,014	$27,462	$27,413	$26,019	$25,762	$(3,252)	-11.2%
Preferred and common stocks	188	165	170	194	223	35	18.6%
Deposit asset underlying 10% reinsurance treaty	508	650	449	412	1,030	522	102.8%
Policy loans	347	306	441	326	314	(33)	-9.5%
Cash & cash equivalents	70	65	63	109	135	65	92.9%
Other	(19)	13	—	—	37	56	nm
Total investment income	30,108	28,662	28,536	27,060	27,500	(2,608)	-8.7%
Investment expenses	1,482	1,433	1,433	1,417	1,403	(79)	-5.3%
Net investment income	$28,626	$27,229	$27,103	$25,643	$26,097	$(2,529)	-8.8%
Fixed income book yield, end of period	5.30%	5.38%	5.33%	5.52%	5.46%
New money yield	2.72%	4.45%	2.42%	3.69%	2.69%

							YOY Q1
		Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2011	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA		26.1%	25.3%	24.9%	23.5%	23.1%	-3.0%
AA		9.5%	9.8%	9.9%	8.3%	8.5%	-1.0%
A		22.4%	22.6%	22.6%	23.7%	23.3%	0.9%
BBB		35.8%	35.9%	35.9%	37.6%	38.8%	3.0%
Below Investment Grade		6.2%	6.3%	6.6%	6.9%	6.3%	0.1%
NA		0.0%	0.1%	0.0%	0.0%	0.1%	0.0%
	Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

	Average rating by amortized cost	A	A	A	A	A	na

		As of March 31, 2012				As of March 31, 2012			As of March 31, 2012
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Government of Canada	$39,134	$35,481	AAA	United Kingdom	$62,762	$58,201	AAA	$—	$—
2	Verizon Communications Inc	13,086	11,496	A-	Canada	52,872	48,742	AA	1,766	1,575
3	General Electric Co	12,985	11,449	AA+	Australia	49,146	45,154	A	19,856	18,489
4	Prologis Inc	12,627	11,746	BBB-	France	26,783	25,703	BBB	10,843	9,619
5	Bank of America Corp	12,559	11,674	A-	Brazil	19,706	17,405	Below Investment Grade	—	—
6	Time Warner Cable Inc	12,276	11,914	BBB	Germany	18,335	17,113	NA	—	—
7	ConocoPhillips	10,854	9,132	A	Korea Republic Of	14,313	13,497	Total	$32,464	$29,683
8	Province of Ontario Canada	10,759	8,670	AA-	Netherlands	13,374	11,189
9	National Rural Utilities Cooperative	10,379	7,184	A+	Italy	11,689	11,695
10	Iberdrola SA	9,526	8,468	BBB+	Spain	11,371	11,532	Non-Government Investments (1)
11	Health Care REIT Inc	9,470	9,136	BBB-	Hong Kong	10,490	10,149
12	Reynolds American Inc	9,438	7,996	BBB-	Switzerland	8,745	7,237	AAA	$—	$—
13	Altria Group Inc	9,158	7,411	BBB	Luxembourg	8,583	7,647	AA	27,835	25,472
14	Republic of Korea	8,806	8,363	A	Mexico	8,221	7,532	A	121,988	113,450
15	Edison International	8,542	7,531	B	Ireland	8,117	7,745	BBB	165,963	153,664
16	Province of Quebec Canada	8,532	6,785	A+	Emerging Markets (2)	10,865	10,050	Below Investment Grade	18,247	18,572
17	Hutchison Whampoa Ltd	8,421	8,065	A-	All Other	33,961	31,279	NA	2,834	1,029
18	ArcelorMittal	8,192	7,284	BBB-	Total	$369,332	$341,871	Total	$336,868	$312,188
19	Vale SA	8,036	7,129	A-		OK	OK
20	Roche Holding AG	8,001	6,562	AA-
21	Montpelier Re Holdings Ltd	7,684	7,207	BBB
22	TE Connectivity Ltd	7,684	7,545	BBB
23	Weatherford International Ltd/	7,480	6,552	BBB
24	TESCO PLC	7,410	6,310	A-
25	Ventas Inc	7,266	7,080	BBB
	Total	$268,306	$238,172

	% of total fixed income portfolio	12.5%	12.1%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

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Five-Year Historical Key Statistics	PRIMERICA, INC.
Financial Supplement

(Dollars in millions)	2007	2008	2009	2010	2011	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012

Recruits	220,950	235,125	221,920	231,390	244,756	52,813	65,138	83,074	43,731	58,551

Life-insurance licensed sales force, beginning of period	96,532	97,125	100,651	99,785	94,850	94,850	92,212	90,519	91,970	91,176
New life-licensed representatives	36,308	39,383	37,629	34,488	33,711	7,145	8,061	10,334	8,171	7,650
Non-renewal and terminated representatives	(35,715)	(35,857)	(38,495)	(39,423)	(37,385)	(9,783)	(9,754)	(8,883)	(8,965)	(9,175)
Life-insurance licensed sales force, end of period	97,125	100,651	99,785	94,850	91,176	92,212	90,519	91,970	91,176	89,651

Issued term life policies	244,733	241,173	233,837	223,514	237,535	51,281	59,826	65,067	61,361	56,145

Issued term life face amount	$87,619	$87,279	$80,497	$74,401	$73,146	$16,735	$18,974	$18,885	$18,552	$16,983

Term life face amount in force, beginning of period	$599,470	$632,086	$633,467	$650,195	$656,791	656,791	$658,523	$663,617	$666,182	$664,955
Issued term life face amount	87,619	87,279	80,497	74,401	73,146	16,735	18,974	18,885	18,552	16,983
Terminated term life face amount	(64,966)	(72,008)	(74,642)	(70,964)	(66,951)	(17,247)	(14,724)	(16,221)	(18,760)	(16,307)
Foreign currency impact, net	9,963	(13,891)	10,873	3,158	1,970	2,244	843	(98)	(1,019)	(1,208)
Term life face amount in force, end of period	$632,086	$633,467	$650,195	$656,791	$664,955	$658,523	$663,617	$666,182	$664,955	$664,423

Estimated annualized issued term life premium
Premium from new policies	$208.9	$205.0	$193.7	$180.8	$187.6	$41.1	$47.5	$50.1	$48.9	$44.7
Additions and increases in premium	43.4	43.0	42.6	44.6	44.9	10.4	11.4	11.5	11.6	10.7
Total estimated annualized issued term life premium	$252.4	$248.0	$236.3	$225.4	$232.5	$51.5	$58.9	$61.7	$60.4	$55.4

Investment & Savings product sales	$5,189.5	$4,458.4	$3,006.6	$3,623.6	$4,265.1	$1,113.7	$1,135.5	$1,060.0	$955.8	$1,187.7

Investment & Savings average client asset values	$36,735	$32,763	$26,845	$31,908	$34,870	$35,602	$36,463	$34,192	$33,224	$35,122

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